SUPPLEMENT DATED DECEMBER 15, 2009
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY
AND
PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to the investment adviser of the AIM Variable Insurance Funds.

On or about December 31, 2009, Invesco Aim Advisors, Inc., the investment adviser to the AIM Variable Insurance Funds, will be merging into Invesco Institutional (N.A.), Inc. The name of Invesco Institutional (N.A.), Inc. will then be changed to Invesco Advisers, Inc.

Any reference to Invesco Aim Advisors, Inc. in each prospectus listed above is replaced with the name of Invesco Advisers, Inc. after December 31, 2009.

Please retain this supplement with your prospectus for future reference.

SLNY(Futurity) 12/09